EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT
                                                             Sprint Corporation

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

------------------------------------------------------------------------------------------------
                                                                                   Ownership
                                                            Jurisdiction of      Interest Held
                                                            Incorporation or         By Its
Name                                                          Organization      Immediate Parent
------------------------------------------------------------------------------------------------
American Telecasting, Inc.                                      Delaware               100
   American Telecasting Development, Inc.                       Delaware               100
      Fresno MMDS Associates, A General Partnership      California Partnership         35
         FMA Licensee Subsidiary, Inc.                         California              100
   American Telecasting of Anchorage, Inc.                      Delaware               100
   American Telecasting of Bend, Inc.                           Delaware               100
   American Telecasting of Billings, Inc.                       Delaware               100
   American Telecasting of Bismarck, Inc.                       Delaware               100
   American Telecasting of Central Florida, Inc.                Delaware               100
   American Telecasting of Cincinnati, Inc.                     Delaware               100
   American Telecasting of Colorado Springs, Inc.               Delaware               100
   American Telecasting of Columbus, Inc.                       Delaware               100
   American Telecasting of Denver, Inc.                         Delaware               100
   American Telecasting of Fort Collins, Inc.                   Delaware               100
   American Telecasting of Fort Myers, Inc.                     Delaware               100
   American Telecasting of Green Bay, Inc.                      Delaware               100
      American Telecasting of Minnesota, Inc.                   Delaware               100
      American Telecasting of Nebraska, Inc.                    Delaware               100
      American Telecasting of North Dakota, Inc.                Delaware               100
      American Telecasting of South Dakota, Inc.                Delaware               100
   American Telecasting of Hawaii, Inc.                         Delaware               100
   American Telecasting of Jackson, Inc.                        Delaware               100
   American Telecasting of Jacksonville, Inc.                   Delaware               100
   American Telecasting of Lansing, Inc.                        Delaware               100
   American Telecasting of Lincoln, Inc.                        Delaware               100
   American Telecasting of Little Rock, Inc.                    Delaware               100
   American Telecasting of Louisville, Inc.                     Delaware               100
   American Telecasting of Medford, Inc.                        Delaware               100
   American Telecasting of Michiana, Inc.                       Delaware               100
   American Telecasting of Monterey, Inc.                       Delaware               100
   American Telecasting of Oklahoma, Inc.                       Delaware               100
   American Telecasting of Portland, Inc.                       Delaware               100
   American Telecasting of Rapid City, Inc.                     Delaware               100
   American Telecasting of Redding, Inc.                        Delaware               100
   American Telecasting of Rockford, Inc.                       Delaware               100
   American Telecasting of Salem/Eugene, Inc.                   Delaware               100
   American Telecasting of Santa Barbara, Inc.                  Delaware               100
   American Telecasting of Santa Rosa, Inc.                     Delaware               100
   American Telecasting of Sarasota, Inc.                       Delaware               100
   American Telecasting of Seattle, Inc.                        Delaware                90
   American Telecasting of Sheridan, Inc.                       Delaware               100
   American Telecasting of Sioux Valley, Inc.                   Delaware               100
   American Telecasting of Toledo, Inc.                         Delaware               100
   American Telecasting of Youngstown, Inc.                     Delaware               100
   American Telecasting of Yuba City, Inc.                      Delaware               100
   Fresno Wireless Cable Television, Inc.                      Washington              100
      Fresno MMDS Associates, A General Partnership      California Partnership         65
   Superchannels of Las Vegas, Inc.                             Arizona                 58

Carolina Telephone and Telegraph Company                     North Carolina            100
   NOCUTS, Inc.                                               Pennsylvania             100
   SC One Company                                                Kansas                100

Centel Corporation                                               Kansas               91.4/(1)/
   Centel Capital Corporation                                   Delaware               100
   Centel Directories LLC                                       Delaware               100
   Centel-Texas, Inc.                                            Texas                 100

/(1)/ Sprint Corporation owns all of the common stock. The voting preferred stock is held by 11 Sprint subsidiaries.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)
                                                             Sprint Corporation

----------------------------------------------------------------------------------
                                                                     Ownership
                                                 Jurisdiction of   Interest Held
                                                 Incorporation or      By Its
Name                                               Organization   Immediate Parent
----------------------------------------------------------------------------------

(Centel Corporation continued)
      Central Telephone Company of Texas              Texas              100
   Central Telephone Company                         Delaware            100
      Central Telephone Company of Illinois          Illinois            100
      Central Telephone Company of Virginia          Virginia            100
      Sprint-Florida, Incorporated                   Florida             100

C FON Corporation                                    Delaware            100

People's Choice TV Corp.                             Delaware            100
   Alda Gold, Inc.                                   Delaware            100
   Alda Tucson, Inc.                                 Delaware            100
   Alda Wireless Holdings, Inc.                      Delaware            100
   Broadcast Cable, Inc.                             Indiana            24.9
   PCTV Development Co.                              Delaware            100
   PCTV Gold, Inc.                                   Delaware            100
   People's Choice TV of Albuquerque, Inc.           Delaware            100
   People's Choice TV of Houston, Inc.               Delaware            100
   People's Choice TV of Milwaukee, Inc.             Delaware            100
   People's Choice TV of Salt Lake City, Inc.        Delaware            100
   People's Choice TV of St. Louis, Inc.             Delaware            100
   People's Choice TV of Tucson, Inc.                Delaware            100
   Preferred Entertainment, Inc.                     Delaware            100
   Sat-Tel Services, Inc.                            Arizona             100
   SpeedChoice Equipment, Inc.                       Delaware            100
   SpeedChoice of Detroit, Inc.                      Delaware            100
   SpeedChoice of Phoenix, Inc.                      Delaware            100
   Waverunner, Inc.                                  Delaware            100
   Wireless Cable of Indianapolis, Inc.              Delaware           91.6
      Broadcast Cable, Inc.                          Indiana            75.1

Pin Drop Insurance, Ltd.                             Bermuda             100

SPCS Caribe Inc.                                   Puerto Rico           100

Sprint Asian American, Inc.                           Kansas             100
Sprint Capital Corporation                           Delaware            100
   Sprint Finance, Inc.                               Kansas             100
   SprintFinCo, Inc.                                  Kansas             100

SprintCom, Inc.                                       Kansas             100

Sprint Credit General, Inc.                           Kansas             100

Sprint Credit Limited, Inc.                           Kansas             100

Sprint eBusiness, Inc.                                Kansas             100

Sprint Enterprise Network Services, Inc.              Kansas             100
   Sprint Paranet Canada, Inc.                        Canada             100

Sprint eWireless, Inc.                                Kansas             100

Sprint Healthcare Systems, Inc.                       Kansas             100

Sprint International Holding, Inc.                    Kansas             100
   SIHI Mexico, S. de R.L. de C.V.                    Mexico              99
   SIHI New Zealand Holdco, Inc.                      Kansas             100
      Sprint International New Zealand             New Zealand           100
   SIHI Scandinavia AB                                Sweden             100
   SIHI South Africa (Pty) Ltd.                    South Africa          100
   Sprint Cayman Holding, Ltd.                    Cayman Islands         100
      Shanghai Cayman Holding, Ltd.               Cayman Islands         100

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)
                                                             Sprint Corporation

-------------------------------------------------------------------------------------------------
                                                                                    Ownership
                                                                Jurisdiction of   Interest Held
                                                                Incorporation or      By Its
Name                                                              Organization   Immediate Parent
-------------------------------------------------------------------------------------------------

(Sprint International Holding, Inc. continued)
   Sprint France SAS                                                 France             100
   Sprint Hong Kong Limited                                        Hong Kong             50
   Sprint International Argentina SRL                              Argentina           99.9
   Sprint International Australia Pty. Limited                     Australia            100
   Sprint International Austria GmbH                                Austria             100
   Sprint International Chile Limitada                               Chile             99.9
   Sprint International Colombia Ltda.                              Colombia           99.9
   Sprint International Communications Canada ULC                    Canada             100
   Sprint International Communications Singapore Pte. Ltd.         Singapore            100
   Sprint International do Brasil Ltda.                              Brazil              50
   Sprint International Holding, Inc.--India Liaison Office          India              100
   Sprint International Holding, Inc.--Japanese Branch Office        Japan              100
   Sprint International Japan Corp.                                  Japan              100
   Sprint International Korea                                        Korea              100
   Sprint International Norway AS                                    Norway             100
   Sprint International Spain, S.L.                                  Spain               98
   Sprint International Taiwan                                       Taiwan             100
   Sprint International Venezuela, S.R.L.                          Venezuela            100
   SprintLink Belgium BVBA                                          Belgium            99.5
   SprintLink Denmark ApS                                           Denmark             100
   SprintLink France SAS                                             France             100
   SprintLink Germany GmbH                                          Germany             100
   SprintLink International (Switzerland) GmbH                    Switzerland            95
   SprintLink Ireland Limited                                       Ireland             100
   SprintLink Italy S.r.l.                                           Italy               99
   SprintLink Netherlands B.V.                                    Netherlands           100
   SprintLink UK Limited                                         United Kingdom         100
   Sprint Netherlands B.V.                                        Netherlands           100
   Sprint UK Holdings Limited                                    United Kingdom         100
   Telecom Entity Participacoes Ltda.                                Brazil              50
      JVCO Participacoes Ltda.                                       Brazil              50
         Holdco Participacoes Ltda.                                  Brazil            99.9
            Intelig Telecomunicacoes Ltda.                           Brazil            99.9

Sprint Mexico, Inc.                                                  Kansas             100

Sprint Mid-Atlantic Telecom, Inc.                                North Carolina         100

Sprint Minnesota, Inc.                                             Minnesota            100

Sprint Missouri, Inc.                                               Missouri            100
   SC Eight Company                                                  Kansas             100

Sprint North Supply Company                                           Ohio              100
   Northstar Transportation, Inc.                                    Kansas             100
   North Supply Company of Lenexa                                   Delaware            100
   Sprint Products Group, Inc.                                       Kansas             100

Sprint Payphone Services, Inc.                                      Florida             100

Sprint PCS Canada Holdings, Inc.                                     Kansas             100

Sprint Solutions, Inc.                                              Delaware            100

Sprint TELECENTERs, Inc.                                            Florida             100

Sprint/United Management Company                                     Kansas             100
   Sprint Services, Inc.                                             Kansas             100

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)
                                                             Sprint Corporation

------------------------------------------------------------------------------------------------------------
                                                                                               Ownership
                                                                         Jurisdiction of     Interest Held
                                                                         Incorporation or        By Its
Name                                                                       Organization     Immediate Parent
------------------------------------------------------------------------------------------------------------

Sprint Ventures, Inc.                                                         Kansas              100

Sprint Wavepath Holdings, Inc.                                               Delaware              100
   Sprint (Bay Area), Inc.                                                   Florida               100
   Wavepath Holdings, Inc.                                                   Delaware             62.5
      Bay Area Cablevision, Inc.                                            California             100
      Transworld Wireless T.V.--Spokane, Inc.                                Delaware              100
      TTI Acquisition Corporation                                            Delaware              100
         Desert Winds Comm, Inc.                                            California             100
      WHI--San Diego, Inc.                                                  California             100
      Wireless Holdings Purchasing Co.                                       Delaware              100

SWV Eight, Inc.                                                              Delaware              100
   SWV Three Telephony Partnership                                     Delaware Partnership         22
      Sprint Telephony PCS, L.P.                                       Delaware Partnership       40.8
         Sprint PCS Assets, L.L.C.                                           Delaware              100
         Sprint PCS License, L.L.C.                                          Delaware              100
         PCS Leasing Company, L.P.                                     Delaware Partnership         51

SWV Five, Inc.                                                               Delaware              100
   PhillieCo Partners I, L.P.                                          Delaware Partnership       35.3
      PhillieCo Sub, L.P.                                              Delaware Partnership         99
         PhillieCo, L.P.                                               Delaware Partnership         99
         PhillieCo Equipment & Realty Company, L.P.                    Delaware Partnership         99
   PhillieCo Partners II, L.P.                                         Delaware Partnership       35.3
      PhillieCo Equipment & Realty Company, L.P.                       Delaware Partnership          1
      PhillieCo, L.P.                                                  Delaware Partnership          1
      PhillieCo Sub, L.P.                                              Delaware Partnership          1

SWV Four, Inc.                                                               Delaware              100
   PhillieCo Partners I, L.P.                                          Delaware Partnership       17.6
   PhillieCo Partners II, L.P.                                         Delaware Partnership       17.6
   SWV Two Telephony Partnership                                       Delaware Partnership         99
      MinorCo, L.P.                                                    Delaware Partnership         15
         American PCS, L.P.                                            Delaware Partnership        /(2)/
            American PCS Communications, LLC                                 Delaware               99/(3)/
              APC PCS, LLC                                                   Delaware               99/(4)/
              APC Realty and Equipment Company, LLC                          Delaware               99/(4)/
            American Personal Communications Holdings, Inc.                  Delaware              100
              American PCS Communications, LLC                               Delaware              /(5)/
              APC PCS, LLC                                                   Delaware              /(5)/
              APC Realty and Equipment Company, LLC                          Delaware              /(5)/
         NewTelco, L.P.                                                Delaware Partnership        /(2)/
         Sprint Spectrum Equipment Company, L.P.                       Delaware Partnership        /(2)/
         Sprint Spectrum L.P.                                          Delaware Partnership        /(2)/
            Sprint Spectrum Equipment Company, L.P.                    Delaware Partnership         99/(6)/
            Sprint Spectrum Realty Company, L.P.                       Delaware Partnership         99/(6)/
            WirelessCo, L.P.                                           Delaware Partnership         99/(6)/
         Sprint Spectrum Realty Company, L.P.                          Delaware Partnership        /(2)/
         WirelessCo, L.P.                                              Delaware Partnership        /(2)/
   Sprint Spectrum Holding Company, L.P.                               Delaware Partnership         15
      American PCS, L.P.                                               Delaware Partnership         99/(7)/
      Sprint Telephony PCS, L.P.                                       Delaware Partnership       59.2
      NewTelco, L.P.                                                   Delaware Partnership         99/(7)/
      PCS Leasing Company, L.P.                                        Delaware Partnership         49
      Sprint Spectrum L.P.                                             Delaware Partnership         99/(7)/

SWV One, Inc.                                                                Delaware              100
   SWV One Telephony Partnership                                       Delaware Partnership          1
      MinorCo, L.P.                                                    Delaware Partnership         15
      Sprint Spectrum Holding Company, L.P.                            Delaware Partnership         15

/(2)/ MinorCo, L.P. holds a limited and preferred partnership interest of less than 1%.

/(3)/ American PCS, L.P. holds the general partnership interest of greater than 99%.

/(4)/ American PCS Communications, LLC holds the general partnership interest of greater than 99%.

/(5) /American Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.

/(6) /Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.

/(7) /Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)
                                                             Sprint Corporation

-----------------------------------------------------------------------------------------------------
                                                                                        Ownership
                                                                  Jurisdiction of     Interest Held
                                                                  Incorporation or        By Its
Name                                                                Organization     Immediate Parent
-----------------------------------------------------------------------------------------------------

SWV Seven, Inc.                                                       Delaware              100
   SWV Three Telephony Partnership                              Delaware Partnership         78

SWV Six, Inc.                                                         Colorado              100
   MinorCo, L.P.                                                Delaware Partnership         30
   Sprint Spectrum Holding Company, L.P.                        Delaware Partnership         30

SWV Three, Inc.                                                       Delaware              100
   SWV Two Telephony Partnership                                Delaware Partnership          1

SWV Two, Inc.                                                         Delaware              100
   SWV One Telephony Partnership                                Delaware Partnership         99

TDI Acquisition Corporation                                           Delaware              100
   WBS California, LLC                                                Delaware              100
      WBSE Licensing Corporation                                      Delaware              100
      WBSS Licensing Corporation                                      Delaware              100
   WBS Idaho, LLC                                                     Delaware              100
      WBSB Licensing Corporation                                      Delaware              100
   WBS Montana, LLC                                                   Delaware              100
      WBSH Licensing Corporation                                      Delaware              100
   WBS Oregon, LLC                                                    Delaware              100
      WBSCB Licensing Corporation                                     Delaware              100
      WBSK Licensing Corporation                                      Delaware              100
      WBSR Licensing Corporation                                      Delaware              100
   WBS Washington, LLC                                                Delaware              100
      Kennewick Licensing, LLC                                        Delaware              100
      WBSY Licensing Corporation                                      Delaware              100
   Wireless Broadband Services of America, LLC                        Delaware              100
   Wireless Broadcasting Systems of America, Inc.                     Delaware              100
      Wireless Broadcasting Systems of Boise, Inc.                    Delaware              100
      Wireless Broadcasting Systems of Coos Bay, Inc.                 Delaware              100
      Wireless Broadcasting Systems of Eureka, Inc.                   Delaware              100
      Wireless Broadcasting Systems of Ft. Pierce, Inc.               Delaware              100
         WBSFP Licensing Corporation                                  Delaware              100
      Wireless Broadcasting Systems of Helena, Inc.                   Delaware              100
      Wireless Broadcasting Systems of Klamath, Inc.                  Delaware              100
      Wireless Broadcasting Systems of Melbourne, Inc.                Delaware              100
         WBSM Licensing Corporation                                   Delaware              100
      Wireless Broadcasting Systems of Roseburg, Inc.                 Delaware              100
      Wireless Broadcasting Systems of Sacramento, Inc.               Delaware              100
      Wireless Broadcasting Systems of West Palm, Inc.                Delaware              100
         WBSWP Licensing Corporation                                  Delaware              100
      Wireless Broadcasting Systems of Yakima, Inc.                   Delaware              100
   Wireless Broadcasting Systems of Knoxville, LLC                    Delaware              100
         Cherokee Wireless of Knoxville, Inc.                         Delaware              100

Transworld Telecommunications, Inc.                                 Pennsylvania            100
   Wavepath Holdings, Inc.                                            Delaware             37.5

UCOM, Inc.                                                            Missouri              100
   Sprint Communications Company L.P.                           Delaware Partnership       34.1
      Sprint Communications Company of New Hampshire, Inc.         New Hampshire            100
      Sprint Communications Company of Virginia, Inc.                 Virginia              100
      Sprint Communications LLC                                       Delaware              100
      Sprint Directory Trademark Company, LLC                         Delaware              100
      Sprint Licensing, Inc.                                           Kansas               100
      United Telephone Company of Kansas                               Kansas                 1/(8)/
      USST of Texas, Inc.                                              Texas                100
   SprintCom Equipment Company L.P.                                   Delaware               49
   Sprint Enterprises, L.P.                                     Delaware Partnership       48.9

/(8)/ Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)
                                                             Sprint Corporation

--------------------------------------------------------------------------------------------------------------
                                                                                                 Ownership
                                                                           Jurisdiction of     Interest Held
                                                                           Incorporation or        By Its
Name                                                                         Organization     Immediate Parent
--------------------------------------------------------------------------------------------------------------

(UCOM, Inc. subsidiaries continued)
      MinorCo, L.P.                                                      Delaware Partnership         40
      PhillieCo Partners I, L.P.                                         Delaware Partnership       47.1
      PhillieCo Partners II, L.P.                                        Delaware Partnership       47.1
      Sprint Spectrum Holding Company, L.P.                              Delaware Partnership         40
   Sprint Global Venture, Inc.                                                  Kansas               /(9)/
      SGV Corporation                                                           Kansas               100

United Telephone Company of the Carolinas                                   South Carolina           100
   SC Two Company                                                               Kansas               100

United Telephone Company of Eastern Kansas                                     Delaware              100
   Sprint/United Midwest Management Services Company                            Kansas                20
      United Teleservices, Inc.                                                 Kansas               100

United Telephone Company of Florida                                            Florida               100

United Telephone Company of Indiana, Inc.                                      Indiana               100
   SC Four Company                                                              Kansas               100

United Telephone Company of Kansas                                              Kansas                99/(8)/
   Sprint/United Midwest Management Services Company                            Kansas                80

United Telephone Company of New Jersey, Inc.                                  New Jersey             100

United Telephone Company of the Northwest                                       Oregon               100

United Telephone Company of Ohio                                                 Ohio                100
   SC Five Company                                                              Kansas               100

United Telephone Company of Pennsylvania, The                                Pennsylvania            100
   SC Six Company                                                               Kansas               100
   United Telephone Long Distance, Inc.                                      Pennsylvania            100

United Telephone Company of Southcentral Kansas                                Arkansas              100

United Telephone Company of Texas, Inc.                                         Texas                100
   SC Seven Company                                                             Kansas                50

United Telephone Company of the West                                           Delaware              100

United Telephone-Southeast, Inc.                                               Virginia              100
   SC Three Company                                                             Kansas               100

US Telecom, Inc.                                                                Kansas               100
   ASC Telecom, Inc.                                                            Kansas               100
   LCF, Inc.                                                                  California             100
   SC Seven Company                                                             Kansas                50
   Sprint Communications Company L.P.                                    Delaware Partnership       58.9
   SprintCom Equipment Company L.P.                                            Delaware               51
   Sprint Enterprises, L.P.                                              Delaware Partnership         51
   Sprint Global Venture, Inc.                                                  Kansas               /(9)/
   Sprint Iridium, Inc.                                                         Kansas               100
   United Telecommunications, Inc.                                             Delaware              100
   US Telecom of New Hampshire, Inc.                                        New Hampshire            100

Utelcom, Inc.                                                                   Kansas               100
   Private TransAtlantic Telecommunications System, Inc.                       Delaware              100
      Private Trans-Atlantic Telecommunications System (N.J.), Inc.           New Jersey             100
   Sprint Communications Company L.P.                                    Delaware Partnership        4.9
   Sprint Global Venture, Inc.                                                  Kansas               /(9)/
   Sprint International Incorporated                                           Delaware              100
      Consortium Communications International, Inc.                            New York              100
      Dial--The Israeli Company for International Communication
       Services LTD                                                             Israel              54.4
      SIHI Mexico S. de R.L. de C.V.                                            Mexico                 1
      Sprint Global Venture, Inc.                                               Kansas                86

/(8)/ Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.

/(9) /Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)
                                                             Sprint Corporation

-----------------------------------------------------------------------------------------------------------------
                                                                                                    Ownership
                                                                              Jurisdiction of     Interest Held
                                                                              Incorporation or        By Its
Name                                                                            Organization     Immediate Parent
-----------------------------------------------------------------------------------------------------------------

(Utelcom, Inc. subsidiaries continued)
      Sprint Hong Kong Limited                                                   Hong Kong              50/(10)/
      Sprint International Argentina SRL                                         Argentina              .1
      Sprint International do Brasil Ltda.                                         Brazil               50
      Sprint International Caribe, Inc.                                         Puerto Rico            100
      Sprint International Chile Limitada                                          Chile                .1
      Sprint International Colombia Ltda.                                         Colombia              .1
      Sprint International Communications Corporation                             Delaware             100
         Sprint Communications Company L.P.                                 Delaware Partnership       1.9
         Sprint Global Venture, Inc.                                               Kansas               13
         Sprint International Network Company LLC                                 Delaware             100
      Sprint International Incorporated--Beijing Representative Office             China               100
      Sprint International Spain, S.L.                                             Spain                 2
      SprintLink Belgium BVBA                                                     Belgium               .5
      SprintLink International (Switzerland) GmbH                               Switzerland              5
      SprintLink Italy S.r.l.                                                      Italy                 1
      Sprint Telecommunications Services GmbH                                     Germany              100
      Sprint Telecommunications (UK) Limited                                      Delaware             100

Wireless Cable of Florida, Inc.                                                   Florida              100

--------------------------------------------------------------------------------

/(10)/ Held in trust for Sprint International Holding, Inc.